
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 17, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                Banc of America Mortgage Securities, Inc.
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    Delaware                                                   36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

       201 North Tryon Street, Charlotte, North Carolina              28255
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Address of principal executive offices                                (Zip Code)


                                   (704) 387-8239
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              Registrant's Telephone Number, including area code


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(Former name,former address and former fiscal year, if changed since last report)


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ITEM 5.    Other Events
           ------------

           Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational
Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder,
Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder
Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

                                       -2-

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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------
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                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------
       (99)                                        Collateral Term Sheets,
                                                   Computational Materials
                                                   and Structural Term Sheets
                                                   prepared by Banc of America
                                                   Securities LLC in connection with
                                                   Banc of America Mortgage
                                                   Securities, Inc., Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2004-H


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

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.


August 17, 2004

                                                   By:  /s/ Judy Lowman
                                                        -----------------
                                                        Judy Lowman
                                                        Vice President


                                       -4-

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                                INDEX TO EXHIBITS
                                -----------------
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                                                                          Paper (P) or
Exhibit No.                 Description                                   Electronic (E)
----------                  -----------                                   --------------
   (99)                     Collateral Term Sheets,                       E
                            Computational Materials
                            and Structural Term Sheets
                            prepared by Banc of America
                            Securities LLC in connection
                            with Banc of America Mortgage
                            Securities, Inc., Mortgage Pass-
                            Through Certificates, Series 2004-H




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